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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE COMMISSION

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 17, 1998

                               HADCO CORPORATION
             (Exact name of Registrant as specified in its charter)

                    12A MANOR PARKWAY, SALEM, NEW HAMPSHIRE
                    (Address of principal executive offices)

                                     03079
                                   (Zip Code)

                                 (603) 898-8000
               Registrant's telephone number, including area code

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
          MASSACHUSETTS                    033-95284                      04-2393279
 State or other jurisdiction of     (Commission File Number)   (IRS Employer Identification No.)
           Incorporation
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ITEM 5.  OTHER EVENTS.

     Hadco Corporation (the "Company") issued the press releases attached as Exhibits 99.1 and 99.2.

ITEM 7.  EXHIBITS.

     99.1 Press Release dated February 17, 1998.

     99.2 Press Release dated February 17, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HADCO CORPORATION

                                            By:      /s/ TIMOTHY LOSIK

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                                                        TIMOTHY LOSIK
                                                   CHIEF FINANCIAL OFFICER

February 18, 1998